Exhibit 10.1

ACCOLADE, INC. AMENDED AND RESTATED 2007 STOCK OPTION PLAN AS AMENDED AND RESTATED EFFECTIVE APRIL 25, 2014 ARTICLE ONE GENERAL PROVISIONS I. PURPOSE OF THE PLAN This Amended and Restated 2007 Stock Option Plan is intended to promote the interests of Accolade, Inc., successor-in-interest to Accolade LLC (the “Company”), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix. II. STRUCTURE OF THE PLAN The Plan shall be an Equity Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted Awards. Each option for Common Shares issued under the Accolade LLC 2007 Stock Option Plan (the “Existing Plan”) remains outstanding and continues to represent an option for the purchase of shares of Common Stock under the Plan on the same terms and conditions as such option was subject to under the Existing Plan including without limitation, the same number of shares, exercise price, vesting conditions, forfeiture, termination and other restrictions. III. ADMINISTRATION OF THE PLAN A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any Award thereunder.

IV. ELIGIBILITY A. The persons eligible to participate in the Plan are as follows: (1) Employees; (2) non-employee members of the Board or the non-employee members of the board of directors of any Subsidiary; and (3) consultants and other independent advisors who provide services to the Company (or any Subsidiary). B. The Plan Administrator shall have full authority to determine which eligible persons are to receive Awards, the time or times when such Awards are to be made, the number of shares to be covered by each such Award, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which an option is to become exercisable, the vesting schedule (if any) applicable to the Awards and the maximum term for which an option is to remain outstanding. C. The Plan Administrator shall have the absolute discretion to grant Awards in accordance with the Equity Grant Program. V. STOCK SUBJECT TO THE PLAN A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 14,822,787 shares. B. Shares of Common Stock subject to Awards shall be available for subsequent issuance under the Plan to the extent that (i) in the case of options, the options expire or terminate for any reason prior to exercise in full, (ii) in the case of Restricted Stock, the Restricted Stock is cancelled or forfeited for any reason, or (iii) the Awards are cancelled in accordance with the cancellation-regrant provisions of Article Two. Shares issued under the Plan and subsequently repurchased by the Company pursuant to the Company’s repurchase rights under the Plan shall also be available for reissuance through one or more subsequent Award grants under the Plan. C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share (as applicable) in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of preferred stock of the Company into shares of Common Stock. -2-

ARTICLE TWO EQUITY GRANT PROGRAM I. OPTION TERMS Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options. A. Exercise Price. (1) The exercise price per share shall be fixed by the Plan Administrator and may be equal to, less than or greater than the Fair Market Value per share of Common Stock on the option grant date. (2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in cash or check made payable to the Company. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows: a) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or b) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions (i) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price of the purchased shares must be made on the Exercise Date. B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date. If no vesting schedule is specified by the Plan Administrator, (i) the Participant shall vest in twenty-five percent (25%) of the shares of Common Stock issuable upon exercise of an option upon -3-

completion of one (1) year of continuous Service from the vesting commencement date specified by the Plan Administrator and (ii) the Participant shall vest in the balance of such shares in a series of equal installments of 1/48 of the shares subject to the initial grant on a monthly basis upon the Participant’s completion of each successive month of Service within the thirty-six (36) month period beginning on the first anniversary of the initial vesting commencement date. C. Effect of Termination of Service. (1) The following provisions shall govern the exercise of any options held by the Participant at the time of cessation of Service: a) Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for a period of forty-five (45) days thereafter, except as otherwise determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term. b) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Participant’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Participant’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares. c) The effect which death, Disability, Involuntary Termination or other event designated by the Plan Administrator is to have on the vesting schedule shall be determined by the Plan Administrator and incorporated into the Stock Option Agreement and shall supersede any provisions to the contrary in this section. d) In the event of an Involuntary Termination following a Company Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Participant’s cessation of Service and shall supersede any provisions to the contrary in this section. (2) The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to: a) extend the period of time for which the option is to remain exercisable following Participant’s cessation of Service from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or -4-

b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the option had the Participant continued in Service. D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares and, unless otherwise specified by the Plan Administrator, until such shares shall have vested. E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for vested or unvested shares of Common Stock. Should the Participant cease Service while holding such shares, the Company shall have the right to repurchase in the case of vested shares at Fair Market Value and in the case of unvested shares at the exercise price paid per share or, if less, Fair Market Value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. F. Shareholder Agreements. Each Participant shall, upon and as a condition to the receipt of any shares of Common Stock issued upon the exercise of any options granted under the Plan, become a party to an Investor Rights Agreement, Right of First Refusal and Co-Sale Agreement and Registration Rights Agreement dated as of June 14, 2010 between the Company and holders of capital stock in the Company party thereto, as amended and/or restated from time to time, and agree to be bound by all terms and conditions set forth therein. G. Limited Transferability of Shares. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Board shall have the right to consent in its absolute discretion to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. H. Limited Transferability of Options. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death. I. Withholding.The Company’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. II. INCENTIVE OPTIONS The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II. -5-

A. Eligibility. Incentive Options may only be granted to Employees. B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. D. 10% Shareholders. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date and the option term shall not exceed five (5) years measured from the option grant date. III. RESTRICTED STOCK The terms specified below shall be applicable to all Restricted Stock. Except as modified by the provisions of this Section III, all the provisions of the Plan shall be applicable to Restricted Stock A. Issuance.Restricted Stock may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. B. Awards and Certificates. Restricted Stock issue shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each document shall comply with the terms specified below. The purchase price for Restricted Stock may, but need not, be zero. Any share certificate issued in connection with an Award of Restricted Stock will be registered in the name of the Participant receiving the Award, and will bear any legend required by the document evidencing the Award or any shareholder, voting or similar agreement entered into by the stockholders of the Company. Share certificates evidencing Restricted Stock will be held in custody by the Company or in escrow by an escrow agent until the restrictions have lapsed. As a condition to any Restricted Stock award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award. C. Restrictions and Conditions. Restricted Stock will be subject to the following restrictions and conditions, and any other restrictions and conditions set forth in the applicable document evidencing the Award. -6-

(1)During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Board (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion. (2) Except as provided in this Paragraph (2) or the applicable document evidencing the award, the Participant will have, with respect to the Restricted Stock, all of the rights of a holder of the Company’s Common Stock, including the right to receive any cash distributions or dividends. The Board, in its sole discretion, may require cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section V(A) of Article One. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period. (3) Subject to the applicable provisions of the document evidencing the Award, if a Participant’s service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant’s Restricted Stock which then remain subject to forfeiture will then be forfeited automatically. (4) If any when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period (or if and when the restrictions applicable to Restricted Stock are removed pursuant to a Company Transaction or otherwise), any certificates for such Shares will be replaced with new certificates, without the restrictive legend applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died). D. Repurchase Rights. Should the Participant cease Service while holding shares of Restricted Stock, the Company shall have the right to repurchase the Common Stock, in the case of vested shares, at Fair Market Value and, in the case of unvested shares, the lesser of the original purchase price paid per share or Fair Market Value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. E. Shareholder Agreements. Each Participant shall, upon and as a condition to the receipt of any shares of Common Stock issued pursuant to any Award granted under the Plan, become a party to an Investor Rights Agreement, Right of First Refusal and Co-Sale Agreement and Registration Rights Agreement dated as of June 14, 2010 between the Company and holders -7-

of capital stock in the Company party thereto, as amended and/or restated from time to time, and agree to be bound by all terms and conditions set forth therein. F. Limited Transferability of Shares. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Board shall have the right to consent in its absolute discretion to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. G. Withholding.The Company’s obligation to deliver shares of Common Stock upon the exercise of any Award granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. IV. COMPANY TRANSACTION A. In the event of any Company Transaction, each outstanding Award shall be (i) assumed by the successor entity (or parent thereof), (ii) in the case of an option, replaced with a comparable option to purchase shares of the successor entity (or parent thereof) or with a cash incentive program of the successor entity which preserves the spread existing on the unvested option shares at the time of the Company Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) in the case of Restricted Stock, cancelled in exchange for restricted stock with respect to the capital stock of the successor entity (or parent thereof). The determination of option comparability under clause (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive. However, to the extent the successor entity (or parent thereof) does not effect such assumption or replacement, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Company Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. B. All outstanding repurchase rights shall also be assigned to the successor entity (or parent thereof) in the event of any Company Transaction. However, to the extent the successor entity (or parent thereof) does not accept such assignment, the outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the consummation of the Company Transaction, except to the extent such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued. C. Unless otherwise provided by the Plan Administrator, immediately following the consummation of the Company Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof). D. Each option which is assumed in connection with a Company Transaction shall be appropriately adjusted, immediately after such Company Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Company Transaction, had the option been exercised immediately prior to such Company Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities -8-

available for issuance under the Plan following the consummation of such Company Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. E. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while an option remains outstanding, to provide for the automatic acceleration, in whole or in part, of one or more outstanding options (and the automatic termination, in whole or in part, of one or more outstanding repurchase rights, with the immediate vesting of the shares of Common Stock subject to those terminated rights) upon the occurrence of a Company Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Company Transaction. In the case of Restricted Stock, the Plan Administrator shall have the discretion to cause any or all outstanding Restricted Stock to become non-forfeitable, in whole or in part, upon the occurrence of a Company Transaction, whether or not the Restricted Stock is to be assumed or exchanged in the Company Transaction. F. The Plan Administrator shall also have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part should the Participant’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Company Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the ninety (90) day period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Company’s outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest. In the case of Restricted Stock, the Plan Administrator shall also have full power and authority to grant Restricted Stock under the Plan which will automatically become non-forfeitable in whole or in part should the Participant’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Company Transaction in which Restricted Stock is not assumed or exchanged and does not otherwise become non-forfeitable. G. The portion of any Incentive Option accelerated in connection with a Company Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws. H. The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. -9-

V. CANCELLATION AND REGRANT OF OPTIONS The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date. ARTICLE THREE MISCELLANEOUS I. FINANCING The Plan Administrator may permit any Participant to pay the option exercise price for shares issued to such person under the Plan by delivering a promissory note that constitutes valid consideration under the applicable state law payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Participant may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise. II. EFFECTIVE DATE AND TERM OF PLAN A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan. B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding Awards in connection with a Company Transaction. Upon such Plan termination, all options and unvested share issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances. III. AMENDMENT OF THE PLAN A.The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects.However, no such amendment or modification shall -10-

adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification. B. Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained with twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, (ii) any outstanding Restricted Stock granted on the basis of such excess shares shall be forfeited, and (iii) the Company shall promptly refund to the Participants the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding. IV. USE OF PROCEEDS Any cash proceeds received by the Company from the sale of Common Stock under the Plan shall be used for general corporate purposes. V.WITHHOLDING The Company’s obligation to deliver shares of Common Stock pursuant to any Award or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. VI. REGULATORY APPROVALS The implementation of the Plan, the granting of any Awards under the Plan and the issuance of any shares of Common Stock pursuant to any Award shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it and the shares of Common Stock issued pursuant to it. VII. NO EMPLOYMENT OR SERVICE RIGHTS Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause. -11-

APPENDIX The following definitions shall be in effect under the Plan: A. Award shall mean a grant of options to purchase Common Stock or the issuance of Restricted Stock pursuant to the provisions of this Plan. B. Board shall mean the Company’s Board of Directors. C. Code shall mean the Internal Revenue Code of 1986, as amended. D. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan. E. Common Stock shall mean shares of the Company’s common stock, par value $0.0001 per share. F. Company Transaction shall mean any of the following transactions: (1) Any “person,” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than Accretive II, L.P., any of its affiliates, the Company or any Subsidiary, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any Subsidiary), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the 1934 Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of either (a) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board or (b) the then outstanding shares of Common Stock on an as converted basis; or (2) The stockholders of the Company shall approve (a) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the Company or the acquirer issuing cash or securities in the consolidation or merger (or of its ultimate parent company, if any), (b) any sale, lease, exclusive license, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (c) any plan or proposal for the liquidation or dissolution of the Company. G. Company shall mean Accolade, Inc., a Delaware corporation. H. physical or Disability shall mean that if, as a result of the Participant’s incapacity due to mental illness, the Participant shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months or an aggregate of 120 days in any twenty-four month period, and within thirty (30) days after written notice of termination is -12-

given, the Participant shall not have returned to the full-time performance of the Participant’s duties. I. Employee shall mean an individual who is in the employ of the Company (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. J. Equity Grant Program shall mean the equity grant program in effect under the Plan. K. Exercise Date shall mean the date on which the Company shall have received written notice of the option exercise. L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions: (1) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date on question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists. (2) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists. (3)If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate. M. Good Reason shall mean that an individual has complied with the “Good Reason Process” (hereinafter defined) following the occurrence of any of the following events: (a) a substantial diminution or other substantive adverse change, not consented to by such individual, in the nature or scope of such individual’s responsibilities, authorities, powers, functions or duties; (b) such individual is removed from his or her position other than for Misconduct; (c) an involuntary reduction in the base salary of such individual except for across-the-board reductions similarly affecting all or substantially all of the Company’s (or any Subsidiary’s) employees; or (d) a breach by the Company of any of its other material obligations under any employment agreement to which such individual is a party and the failure of the Company to cure such breach within thirty (30) days after written notice thereof by such individual; or (e) the involuntary relocation of the Company’s offices at which the individual is principally employed or the -13-

involuntary relocation of the offices of individual’s primary workgroup to a location more than fifty (50) miles from such offices, or the requirement by the Company that individual be based anywhere other than the Company’s offices at such location on an extended basis, except for required travel on the Company’s business to an extent substantially consistent with the individual’s travel obligations. “Good Reason Process” shall mean that (i) such individual reasonably determines in good faith that a “Good Reason” event has occurred; (ii) such individual notifies the Company in writing of the occurrence of the Good Reason event; (iii) such individual cooperates in good faith with the Company’s efforts, for a period not less than ninety (90) days following such notice, to modify such individual’s employment situation in a manner acceptable to such individual and the Company; and (iv) notwithstanding such efforts, one or more of the Good Reason events continues to exist and has not been modified in a manner reasonably acceptable to such individual. If the Company cures the Good Reason event in a manner reasonably acceptable to such individual during the ninety (90) day period, Good Reason shall be deemed not to have occurred. N. Section 422. Incentive Option shall mean an option which satisfies the requirements of Code O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of: (1) Such individual’s involuntary dismissal or discharge by the Company (or any Subsidiary) for reasons other than Misconduct, or (2) Such individual’s voluntary resignation for Good Reason. P. Misconduct shall mean each of the following actions, failures and events by or affecting the Participant (as determined in the reasonable opinion of the Board): (1) breach of confidentiality, nonsolicitation or noncompetition obligations by the Participant or Participant or other material breach by the Participant of any material provision of any employment agreement to which the Participant is a party or the formed policies of the Company (or any Subsidiary) applicable to the Participant which has not been cured by the Participant within thirty (30) days after receipt by the Participant of written notice from the Company of such breach; (2) gross negligence or willful misconduct of the Participant in connection with the performance of his or her duties, or the Participant’s willful refusal to perform any of her material duties or responsibilities which has not been cured by Participant within thirty (30) days after receipt by Participant of written notice from the Company of such conduct and/or refusal; (3) the Participant’s misappropriation for personal use of assets or business opportunities of the Company (or any Subsidiary); (4) the Participant’s embezzlement of the Company’s (or any Subsidiary’s) funds or property, or fraud on the part of the Participant or Participant; (5) the Participant’s conviction of, or plea of no contest to, a felony or any other crime which in the Board’s sole opinion renders the Participant unfit to serve the Company (or any Subsidiary) as contemplated herein; or (6) a knowing misrepresentation of a material fact made by the Participant to the Board, with the intention of misleading the Board. Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended. -14-

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422. S. Participant shall mean any person to whom an Award is granted under the Plan. T. Plan shall mean the Company’s Amended and Restated Equity Incentive Plan, as set forth in this document. U. Plan Administrator shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan. V. Restricted Stock shall mean shares of Common Stock that are subject to restrictions pursuant to Section III of Article Two. W. Service shall mean the provision of services to the Company (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant. X. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange. Y. Subsidiary shall mean any entity (other than the Company) in an unbroken chain or entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of equity securities in one of the other entities in such chain. Z. 10% Shareholders shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Subsidiary). -15-